KBW Community Bank Investor Conference August 2, 2022 City Holding Company

Forward looking statements 2 This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward- looking statements. Factors that could cause actual results to differ from those discussed in such forward- looking statements include, but are not limited to those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under “ITEM 1A Risk Factors” and the following: (1) general economic conditions, especially in the communities and markets in which we conduct our business; (2) the uncertainties on the Company’s business, results of operations and financial condition, caused by the COVID-19 pandemic, which will depend on several factors, including the scope and duration of the pandemic, its continued influence on financial markets, the effectiveness of the Company’s work from home arrangements and staffing levels in operational facilities, the impact of market participants on which the Company relies and actions taken by governmental authorities and other third parties in response to the pandemic; (3) credit risk, including risk that negative credit quality trends may lead to a deterioration of asset quality, risk that our allowance for loan losses may not be sufficient to absorb actual losses in our loan portfolio, and risk from concentrations in our loan portfolio; (4) changes in the real estate market, including the value of collateral securing portions of our loan portfolio; (5) changes in the interest rate environment; (6) operational risk, including cybersecurity risk and risk of fraud, data processing system failures, and network breaches; (7) changes in technology and increased competition, including competition from non-bank financial institutions; (8) changes in consumer preferences, spending and borrowing habits, demand for our products and services, and customers’ performance and creditworthiness; (9) difficulty growing loan and deposit balances; (10) our ability to effectively execute our business plan, including with respect to future acquisitions; (11) changes in regulations, laws, taxes, government policies, monetary policies and accounting policies affecting bank holding companies and their subsidiaries; (12) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions; (13) regulatory enforcement actions and adverse legal actions; (14) difficulty attracting and retaining key employees; (15) other economic, competitive, technological, operational, governmental, regulatory, and market factors affecting our operations. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

• Total Assets $6.2 billion • Branches 94 • FTE 915 • Market Cap $1.3 billion • Markets: Stable, Slow growing, & less competitive • Customers Robust retail customer base • Business Lines: Retail, Commercial, Investment Management • Asset Quality: Demonstrated strong track record • Performance: Long record as a high performer • Growth: Succeeding in slow-growth markets & expanding into new markets 3 Snapshot

4 ROA CHCO: A perennial high-performing bank Source - S&P Global MI. Peer data as of March 31, 2022.

5 JD Power: Highest Customer Satisfaction North Central Region, 2018, 2019, 2020 and 2022 North Central Region: WV, KY, OH, IN & MI

Total Shareholder Return 2/1/05-2/1/22 CHCO vs UBSI, WSBC, TFC, AUB,HBAN, PEBO,FCF, STBA 6

Challenges and Opportunities • Challenges – Deposit Customers: Already high market share in slow-growth demographic markets – Geographic markets are considered “loan challenged” – Prior years had ALLL recoveries and PPP loans – Regulatory Environment characterized by “bank haters” • Opportunities – Interest Rate increases (see NIM 2018-19) – Asset Quality – Competitor Behavior (driving customers away) – Acquisition Strategy (shareholder centric) 7

Deposit Franchise mostly in slow-growth WV and eastern KY Key Deposit Markets Deposits West Virginia & E. Kentucky – dating to 1870 76% New Markets 24% 8

City National Deposit Markets 9 1st Branch Share & 2nd Deposit Share (14%) In Charleston MSA/Huntington MSA; $15.1 Billion Major Competitors: TFC, JPM, HBAN, UBSI 3rd Branch Share Winchester VA & WV Panhandle $8.1 Billion Major Competitors: TFC, UBSI, WFC 1st Branch Share & 29% Deposit Share $3.1 Billion Major Competitors: JPM, UBSI, TFC T2nd Branch Share & 4th Deposit Share (13%) in Staunton MSA $2.0 Billion Major Competitors: AUB, TFC Bubbles represent relative size of City’s deposits within the region. (10% of all deposits not in a “bubble”). Data: S&P Global MI as of 6/30/21.

DEPOSIT FRANCHISE One key to City’s enviable success • 94 Branches among Top 100 Banks • Average Deposits per Branch $53 MM • Average Households per Branch 2,000 • Average DDA Balance $7,600** • Average Business DDA $37,900 ** - National Average of $12,800 (based upon 2016 Federal Reserve Survey of Consumer Finance inflated 5% to estimate 2022 averages) 10

Market Position City’s biggest markets have strong distribution, large share, and high profitability Market Population Deposits ($mm) Deposit Share Branches Branch Share Branch Rank Charleston/Huntington/ Ashland MSA 611,000 $2,129 14% 36 19% 1st Beckley/Lewisburg WV 162,000 $913 29% 16 26% 1st Winchester/ Martinsburg 397,000 $552 7% 12 11% 3rd Valley Region 160,000 $316 11% 8 15% 1st Lexington KY Region 430,000 $296 2% 6 4% 10th 11 Note: Green highlight indicates market expansion as a result of acquisitions. Data: S&P Global MI – regions modified slightly to fit City’s branch distribution

Market Demographics Newer markets have high population growth and higher incomes Market Population Projected Population Change 2020-2025 Median Household Income Projected Change in HHLD Income 2020-2025 Charleston/Huntington/ Ashland MSA 611,000 (2.3%) $46,000 4.5% Beckley 162,000 (2.9%) $42,000 3.8% Winchester/Martinsburg 397,000 4.1% $68,000 8.6% Staunton-Waynesboro 160,000 2.6% $51,000 8.2% Lexington KY Region 430,000 3.7% $55,000 9.4% National Averages 3.3% $66,000 9.9% 12 Note: Green highlight indicates market expansion as a result of acquisitions. Data: S&P Global MI

City’s Exceptional Retail Strength Depends on Branch Distribution Market Deposits ($mm) Deposit Share Branches Branch Share House- Hold Share Charleston, WV $807 14.0% 13 28.3% 40.3% Huntington, WV 499 12.5% 10 16.4% 27.9% Ashland, KY 566 23.3% 12 22.6% 41.5% Beckley, WV 530 24.0% 9 28.1% 32.4% Lewisburg, WV 323 37.8% 7 35.0% 71.4% Staunton, VA 292 11.6% 8 15.7% 13.0% Martinsburg, WV 319 12.9% 7 20.6% 23.3% 13 Data as of 6/30/21.

2021 Debit Card Revenues 14 Assets Debit Card Revenues Summit $3.6 Billion $6.2 million City $6.0 Billion $27 million Stockyard $6.1 Billion $15 million Peoples $ 7 Billion $21 million Wesbanco $16.9 Billion $19 million

Internal DDA Growth Year New DDA Accounts Net Growth in DDA Accounts 2016 28,650 2,820 2018 30,400 4,310 2020 *30,360 *6,740 2021 32,800 8,860 *Note: City’s lobbies were open by appointment only for 6 months in 2020 due to COVID-1915 Household Growth = 2.5% U.S. Population Growth: 0.6%

Age Distribution of Customer Base 2021 16

City National Loan Markets 17 CHARLOTTE Size of Bubbles are representative of City’s loan distribution

Diversified Commercial Loan Portfolio Key Loan Markets Percent of Commercial Portfolio West Virginia & Eastern Kentucky – dating to 1870 51% Virginia/Eastern Panhandle Markets – acquired 2012/13 15% Lexington, KY – acquired 2015 18% Columbus, OH & Pittsburgh PA 14% 18

Provision and PPP Loans • Provision/Recoveries – 2020 $10.7 million Provision – 2021 $3.2 million RECOVERY – 2022 ytd $0.8 million RECOVERY (associated with real estate loan recovery from 2013 acquisition) • PPP Revenue – 2020 $1.6 million – 2021 $4.0 million – 2022 ytd $0.4 million 19

Overdraft Facts • Regulation E – 24% of customers have “OPTED IN”. (61% paid no overdraft fees in 2019. (They “Opt-In” as protection against the possibility of needing funds in emergencies) – 13% of new DDA customers “OPTED IN” in 2019 – More customers CHANGE by “OPTING-IN” than “OPTING-OUT” – Overdrafts occur due to: • Debit Card - 50% (20% recurring) • ATM – 8% Check – 13% • ACH – 27% – Between 2013-2021, City logged 3,471 customer complaints. Only 111 were about overdrafts of insufficient funds. 20

Overdraft Mitigation at City • Every overdraft results in a letter to the customer informing them of an overdraft or insufficient fund charge. • Quarterly letters to out to any customer experiencing more than 6 OD’s of NSF’s in the last quarter offering assistance. • City offers free automated transfers between accounts. • Every City DDA has 2 free overdrafts • City offers an interest free “Fresh Start” program to assist customers who are struggling with fees 21

City’s strong deposit franchise provides NIM strength in higher rate environments Source - S&P Global MI. 2022 Peer Data as of March 31, 202222

Net Interest Income Net Interest Income Notes 2019 $161.4 MM Fed Fund Target was 2.50% thru August 1 then dropped to 1.75 by year-end 2nd Quarter 2019 $40.9 MM Fed Fund Target was 2.50% throughout 2020 $154.6 MM Fed Fund Target started at 1.75 and plunged to 25bp in March due to Covid 2021 $155.6MM Fed Fund Target was 25bp throughout 1st Quarter 2022 $39.7 MM Fed Fund Target increased to 50bp in March 2nd Quarter 2022 $41.3 MM Benefited from 50bp increase in Fed Fund Target in May June 2022 $14.7 MM Benefited from 50bp increase in Fed Fund Target in May but not 75bp in June 2022 Analyst Est $167-$177 MM June 2022 annualized would be $176 MM 2023 Analyst Est $183-$195 MM 23

2022 Opportunity: Rising Rates? Immediate Basis Point Change in Interest Rates Estimated Increase or Decrease in Net Income between 1-12 months +400 Bp +7.8% +300 Bp +9.7% +200 Bp +9.0% +100 Bp +5.5% 24 • As reflected in 3/31/2022 10Q • Rate risk shown relative to EPS • Model assumes that deposit mix changes as rates rise • Reflects a parallel shift; In reality, long rates haven’t moved as much as short rates

CHCO: Variable Priced Assets • Home Equity Loans tied to Prime $183 M • Commercial Loans - Prime/LIBOR $973 M • Variable Rate Investments $ 55 M • Off-Balance Sheet Hedge $150 M • Cash held at Federal Reserve @ 6/30/22 $605 M • Total $1.9 B Roughly 1/3 of assets reprice with increases in Fed Funds, LIBOR or SOFR. Commercial Loans and HE Loans generally reprice first of month following a FF rate increase 25

Asset Quality: At Historic Highs • Non-Performing Assets (19bp) – – Lowest in 20+ yrs • Past-Due Loans (17bp) – Lowest in 20+ years • OREO ($0.9MM) – Lowest in 15+ years • Net Consumer Loan Charge-offs – Lowest in 15+ years Average Provision Expense 2005-2021 21bp 26

Net Charge-off Details: 2012-2022 27

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Analyst Expectations

	2020	2021	2022 YTD	2022 Analyst Estimates	2023 Analyst Estimates
Net Int Income	$154.6 MM	$155.6MM	$79.2MM	$173.0MM	$188.2MM
Provision/ (Recovery)	$10.7 MM	$(3.2) MM	$(0.8)MM	$2.6MM	$6.0MM
Non-Int Income	$82.7 MM ($64.8 MM w/o Visa Sale)	$69.6MM	$35.3MM	$71.6MM	$71.0MM
Non-Int Expense	$115.3 MM	$117.2 MM	$60.2MM	$123.2MM	$127.4MM
PTPP	$122.0 MM *($104.2 w/o Visa)*	$108.0MM	$54.3MM	$121.5MM	$131.8MM
Tax Rate	19.5%	20.8%	20.0%	21.1%	21.4%
Net Income	$89.6 MM ($75.9 w/o Visa)	$88.1 MM	$44.0MM	$93.8MM	$98.9MM

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City Holding Company

Market Disruptions Provide Strong Growth Opportunities • Market: St. Albans WV • In 2017, there were 4 banks with branches in this market • In 2018 one closed • In 2020 another closed 30

Cash Dividends/Share Declared & Dividend Payout Ratio 31 Capital Management: A Long-term Core Competency

Share Activity: City’s strong capital and high profitability have allowed aggressive share repurchases 32

Acquisition Strategy: Buy banks that make shareholders richer, not the CEO. 33 City’s exceptional performance is due to: • HAVING A deep and profitable retail banking franchise • NOT unnecessarily DILUTING that franchise • Remaining a community bank focused on: • Exceptional customer service (proven, not merely said!) • Community Engagement • Maintaining a solid internal culture

Acquisition territory: 34 Small Community Banks will struggle with lower net interest income, asset quality challenges, lack of scale, and limited liquidity for their stock. Underperforming small banks may be interested in joining a stronger partner rather than to continue to perform poorly. City is well positioned to acquire select franchises.

Bottom Line: CHCO is a Simple Model Incredible Core Banking Franchise Well Managed (Expenses, Asset Quality, Etc.) Disciplined Growth Strategy focused on shareholders, customers and community service Highly Profitable Allows Strong Dividends & Accretive Share Repurchases 35

Why is CHCO Highly Valued? • Proven Conservative Lender • Exceptionally Strong Retail Franchise • Acquisitions are Accretive and Strategic • Profits are Strong and Stable – In low interest rate environments, fee income and efficiency matter: City is exceptional at both 36

CHCO represents excellent value and stability • Pricing Metrics*: – Price to Book 214% – Price to Tangible Book 266% – Price to 2022 Projected Earnings** 14.1x • Dividend Yield 2.82% • Div Payout Ratio** 43% • Tangible Capital/Tangible Assets *** 7.76% • Institutional Ownership 66% • Average Daily Volume $6.7mil * Based on Price of $85.18 (7/27/2022) ** Based on average of 4 analysts covering CHCO estimate of $6.04 for 2022 (as of 7/27/2022) *** June 30, 2022 37

• Questions? 38